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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 15, 1999





                        HISPANIC BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                      0-24516                99-0113417
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      incorporation)                                        Identification No.)

    3102 Oak Lawn Avenue, Suite 215
             Dallas, Texas                                   75219
         (Address of principal                             (Zip Code)
          executive offices)

       Registrant's telephone number, including area code: (214) 525-7700
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS

              This filing of unaudited pro forma financial information is made to make the pro forma disclosures of Hispanic Broadcasting Corporation (formerly Heftel Broadcasting Corporation) current in accordance with the Federal securities laws.

              On May 22, 1998, the Company exchanged the assets of WPAT(AM) and $115.5 million in cash for the assets of WCAA(FM) (formerly WNWK(FM)) from Multicultural Radio Broadcasting, Inc. Both radio stations serve the New York City market.

              The Company used a portion of the proceeds from its January 22, 1998 secondary stock offering to fund this acquisition.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit No.                           Description
              -----------                           ------------

                  10.1 Asset Exchange Agreement, dated December 1, 1997, by and between MultiCultural Radio Broadcasting, Inc. and Heftel Broadcasting Corporation (incorporated by reference to Exhibit 10.27 to the Registrant's Form 10-K filed on March 31, 1998)
                  99.1 Balance sheets of MultiCultural Radio Broadcasting, Inc. as of December 31, 1997 and March 31, 1998 and the related statements of income, stockholder's equity and cash flows for the year ended December 31, 1997 and the three months ended March 31, 1998 and 1997, with Independent Auditors' Report dated February 26, 1998 (incorporated by reference to
                            Exhibit 99.1 to the Registrant's Form 8-K filed on July 31, 1998)
                  99.2 Unaudited pro forma condensed consolidated balance sheet of Heftel Broadcasting Corporation and subsidiaries as of March 31, 1998, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 (incorporated by reference to Exhibit 99.2 to the Registrant's Form 8-K filed on July 31, 1998)
                  99.3 Unaudited pro forma condensed consolidated statement of operations of Hispanic Broadcasting Corporation for the year ended December 31, 1998

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Hispanic Broadcasting Corporation
                                             ----------------------------------

                                                              (Registrant)


                                             By:       /s/ Jeffrey T. Hinson
                                                     --------------------------
                                             Name:    Jeffrey T. Hinson
                                             Title:   Chief Financial Officer
Dated:   October 15, 1999


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                                INDEX TO EXHIBITS

    Exhibit No.                               Description
    -----------                               -----------

       10.1 Asset Exchange Agreement, dated December 1, 1997, by and between MultiCultural Radio Broadcasting, Inc. and Heftel Broadcasting Corporation (incorporated by reference to Exhibit 10.27 to the Registrant's Form 10-K filed on March 31, 1998)

       99.1 Balance sheets of MultiCultural Radio Broadcasting, Inc. as of December 31, 1997 and March 31, 1998 and the related statements of income, stockholder's equity and cash flows for the year ended December 31, 1997 and the three months ended March 31, 1998 and 1997, with Independent Auditors' Report dated February 26, 1998 (incorporated by reference to Exhibit
                   99.1 to the Registrant's Form 8-K filed on July 31, 1998)

       99.2 Unaudited pro forma condensed consolidated balance sheet of Heftel Broadcasting Corporation and subsidiaries as of March 31, 1998, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 (incorporated by reference to Exhibit 99.2 to the Registrant's Form 8-K filed on July 31, 1998)

       99.3 Unaudited pro forma condensed consolidated statement of operations of Hispanic Broadcasting Corporation for the year ended December 31, 1998


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